Eagle MLP Strategy Fund

Class A shares	EGLAX
Class C shares	EGLCX
Class I shares	EGLIX

a series of NORTHERN LIGHTS FUND TRUST

Supplement dated October 22, 2014, to the Prospectus dated August 28, 2014.

Effective immediately, the "Performance" section of the Prospectus is hereby amended and restated to read as follows:

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. The Class A sales charge is reflected in the average annual total return table. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-888-868-9501.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2013	18.83%
Worst Quarter:	6/30/2013	0.77%

The Fund's Class I year-to-date return as of September 30, 2014 was 21.17%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

	One Year	Since Inception (9/14/12)
Return before taxes – Class I Shares	33.26%	23.90%
Return after taxes on distributions – Class I Shares	31.75%	22.79%
Return after taxes on distributions and sale of Fund shares – Class I Shares	18.75%	17.79%
Return before taxes – Class A Shares	25.32%	18.04%
Alerian MLP Index	27.58%	18.47%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA"); after-tax returns are shown for Class I shares and after-tax returns for other classes will vary.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. Investors cannot invest directly in an index or benchmark.

*    *    *   *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated August 28, 2014.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-9501.

Please retain this Supplement for future reference.